Variable Interest Entities (Tables)	6 Months Ended
Jun. 30, 2018
Equity Method Investments And Joint Ventures [Abstract]
Assets and Liabilities of Consolidated VIEs Included in Condensed Consolidated Balance Sheets

The following table presents certain assets and liabilities of consolidated VIEs, which are included in the condensed consolidated balance sheets included in this report. The assets in the table below include only those assets that can be used to settle obligations of the consolidated VIEs. The liabilities in the table below include third party liabilities of the consolidated VIEs for which creditors do not have recourse to the general credit of the Company.

	June 30, 2018	December 31, 2017
	(in millions)
Restricted cash	$616	$734
Financing receivables	10,224	10,404
Total Assets	$10,840	$11,138
Debt	$10,067	$10,464
Total Liabilities	$10,067	$10,464